SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 23, 2004

                              ULTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


             Nevada                     33-55254-38              87-0485313
 (State or other jurisdiction of     (Commission file)         (IRS employer
         incorporation)               number)                identification no.)

           4348 Butternut Road, SLC, Utah                  84124
      (Address of principal executive offices)           (Zip code)


                                 (801) 272-2432
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                       This document contains a total of
                                   21 pages.

Item 1.01 Other Information

         On December 23, 2004, the Company, Ultronics Acquisition Corporation ("UAC"), a wholly owned subsidiary of the Company, and General Environmental Management, Inc. ("GEM") entered into an Agreement and Plan of Merger whereby UAC may be merged into GEM ("Merger") with GEM to be the surviving corporation. The separate existence of UAC would cease if the Merger becomes effective. Consummation of the Merger is subject to various conditions including approval of the GEM stockholders. Notwithstanding the foregoing, UAC may waive such conditions to closing as it deems appropriate. There can be no assurance that such contingencies will be satisfied, that the Merger Agreement will be closed, that the combined business operations will prove successful or that the transaction will prove to be favorable for the stockholders of the Company.

         Upon closing of the Merger Agreement, each share of GEM capital stock that is issued and outstanding immediately prior to the closing will be converted into one share of the Company's common stock and all previously outstanding shares of GEM capital stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist. All other securities convertible into or exercisable for shares of GEM capital stock, including but not limited to stock options and warrants issued by GEM prior to the effective date of the Merger, shall become, without further action, convertible into or exercisable for the same number of shares of Company common stock. GEM currently has 16,256,560 shares of common stock outstanding and options and warrants exercisable for an additional 8,811,347 shares of common stock. It is expected that, assuming exercise of all GEM options and warrants, the Company would be issuing approximately 25,067,907 shares its common stock on a fully diluted basis in connection with the Merger.

Item 9.01 Financial Statements and Exhibits

a.       Financial statements of businesses acquired

         Not applicable.

b.       Pro forma financial information

         Not applicable.

c.            Exhibits

       Number                                                   Description

     10.1 Agreement and Plan of Merger,  by and between  Ultronics  Corporation,
          Ultronics   Acquisition    Corporation   and   General   Environmental
          Managements, Inc., dated December 23, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ULTRONICS CORPORATION




Date: December 23, 2004             By    /s/ Reed Jensen
                                        -----------------
                                         Reed Jensen
                                         President

4

                                                                    EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                             ULTRONICS CORPORATION,

                        ULTRONICS ACQUISITION CORPORATION

                                       AND

                     GENERAL ENVIRONMENTAL MANAGEMENT, INC.

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into effective as of this 23rd day of December, 2004, by and among Ultronics Corporation, a Nevada corporation (hereinafter "Ultronics"); Ultronics Acquisition Corporation, a newly formed Nevada corporation and wholly-owned subsidiary of Ultronics (hereinafter "UAC"); and General Environmental Management, Inc., a Delaware corporation (hereinafter "GEM"). UAC and GEM are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                    RECITALS

         WHEREAS, the boards of directors of Ultronics, UAC and GEM, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that UAC merge with and into GEM pursuant to this Agreement and the Plan and Articles of Merger in the form attached hereto as Exhibit "A" and pursuant to applicable provisions of law (such transaction hereafter referred to as the "Merger").

         WHEREAS, Ultronics has an authorized capitalization of 25,000,000 shares of common stock, par value $.001, all of which have been designated as Class A Voting Common Stock (the "Ultronics Common Stock"), of which 6,000,000 shares are issued and outstanding; UAC has an authorized capitalization consisting of 5,000 shares of common stock, $.001 par value, of which 1,000 shares are issued and outstanding (the "UAC Common Stock") and are owned by Ultronics as of the date hereof; and GEM has an authorized capitalization consisting of 25,000,000 shares of preferred stock, $.000001 par value, of which no shares are outstanding, and 100,000,000 shares of common stock, $.000001 par value, of which 16,256,560 shares are issued and outstanding (the "GEM Common Stock"). All of said shares of GEM Common Stock are owned by the stockholders of GEM as set forth on the attached Exhibit "B" (hereafter "GEM Stockholders").

         NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. Plan of Reorganization. The parties hereto hereby agree that UAC shall be merged with and into GEM upon the terms and conditions set forth herein. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder (the "Code").

2. Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, UAC shall be merged with and into GEM as of the Effective Date (the terms "Closing" and "Effective Date" are defined in Section 6 hereof), GEM shall be the surviving corporation ("Surviving Corporation") and the separate existence of UAC shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the following conditions:

     (a) Corporate Existence.

          (1) At the Effective Date, the Surviving Corporation shall continue its corporate existence as a Delaware corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

          (2) At the Effective Date, (i) the Articles of Incorporation and the Bylaws of GEM, as existing immediately prior to the Effective Date, shall be and become the Articles of Incorporation and Bylaws of the Surviving Corporation; (ii) the members of the Board of Directors of GEM holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by law and the Bylaws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of GEM at the Effective Date shall hold the same offices of the Surviving Corporation.

     (b) Pre-Merger Events. GEM shall have completed its shareholder meeting and
received  the  consent  of  its   shareholders   for  the  consummation  of  the
transactions contemplated hereby.

     (c) Conversion of Securities. As of the Effective Date and without any action on the part of Ultronics, UAC, GEM or the holders of any of the securities of any of these corporations each of the following shall occur:

          (1) Each share of GEM Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one share of Ultronics Common Stock. All such shares of GEM Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of Ultronics Common Stock into which such shares of GEM Common Stock were converted. The holders of such certificates previously evidencing shares of GEM Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of GEM Common Stock except as otherwise provided herein or by law;

          (2) Any shares of GEM Common Stock held in the treasury of GEM immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

          (3) Each share of capital stock of UAC issued and outstanding immediately prior to the Effective Date shall be converted into one share of common stock of the Surviving Corporation and thereafter each stock certificate of UAC shall evidence ownership of shares of common stock of the Surviving Corporation;

          (4) The 6,000,000 shares of Ultronics Common Stock previously issued and outstanding prior to the Merger will remain outstanding;

          (5) All other securities convertible into or exercisable for shares of GEM Common Stock, including but not limited to stock options and warrants and issued by GEM prior to the Effective Date, as set forth on Exhibit "B" hereto (the "Assumed Securities"), shall become, without further action, convertible into or exercisable for the same number of shares of Ultronics Common Stock.

     (d) Post-Merger Securities Issuance; Assumption of Obligations. Immediately after the Effective Date, Ultronics shall assume all of GEM's obligations relating to the Assumed Securities, so that such securities shall become convertible into the same number of shares of Ultronics Common Stock. Each Assumed Security shall continue to have, and be subject to, the same terms and conditions (including, without limitation, the applicable vesting schedule in the case of stock options) as set forth in such security (as in effect immediately prior to the Effective Date) pursuant to which such security was issued, except that all references to GEM shall be deemed to be references to Ultronics. The adjustment provided herein with respect to any existing stock options issued by GEM that are "incentive stock options" (as defined in Section 422 of the Code) shall be and is intended to be effected in a manner that is consistent with Section 424(a) of the Code. Ultronics shall reserve for issuance the number of shares of Ultronics Common Stock that will become issuable upon the exercise of such Assumed Securities pursuant to this Section 2(d).

     (e) Other Matters.

          (1) There shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, Ultronics' capital stock after the date hereof and there shall be no dividends paid on Ultronics' capital stock after the date hereof, in each case through and including the Effective Date.

          (2) There shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, GEM's capital stock after the date hereof and there shall be no dividends paid on GEM's capital stock after the date hereof, in each case through and including the Effective Date.

          (3) GEM shall have received all requisite director and stockholder approval for the matters set forth herein

          (4)  Ultronics   shall  have  received  all  requisite   director  and
     stockholder approval of the matters set forth herein.

3. Delivery of Shares; Exchange of Other Securities. On or as soon as practicable after the Effective Date:

     (a) GEM will cause the GEM Stockholders to surrender for cancellation certificates representing their shares of GEM Common Stock, against delivery of certificates representing the shares of Ultronics Common Stock for which the shares of GEM Common Stock are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented a GEM certificate shall be deemed for all corporate purposes to evidence ownership of the same number of shares of Ultronics Common Stock into which the GEM certificate shall have been so converted.

     (b) Without limiting the effect of Section 2(c)(5) hereof, any Assumed Security, may upon submission for cancellation at the election of the holder of such Assumed Security, be reissued by Ultronics as an otherwise identical security convertible or exercisable for the same number of shares of Ultronics Common Stock as provided for in Section 2(d)(1) hereof.

4. Representations of GEM. GEM hereby represents and warrants as follows, which warranties and representations shall also be true as of the Effective Date:

     (a) Except as noted on Exhibit "B", the GEM Stockholders listed on the attached Exhibit "B" are the sole owners of record and beneficially of the issued and outstanding securities of GEM.

     (b) GEM has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Director of GEM. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which GEM is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to GEM or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or Bylaws of GEM.

     (c) The current unaudited financial statements as of December 31, 2003 and September 30, 2004, and the audited consolidated financial statements as of December 31, 2001 and 2002, of GEM which have been delivered to Ultronics (hereinafter collectively referred to as the "GEM Financial Statements") are complete, accurate and fairly present the financial condition of GEM as of the dates thereof and the results of its operations for the periods covered, subject, in the case of the unaudited interim statements, to normal year-end audit adjustments. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the GEM Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of GEM as reflected in the GEM Financial Statements. GEM has good title to all assets shown on the GEM Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The year end audited financial statement of GEM have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

     (d) Since September 30, 2004, there have not been any material adverse changes in the financial position of GEM except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of GEM.

     (e) Other than as described on Schedule 4(e), GEM is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the GEM Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against GEM.

     (f) GEM is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on GEM.

     (g) GEM has (or, by the Effective Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date.

     (h) GEM's authorized capital stock consists of (i) 25,000,000 shares of Preferred Stock, $.000001 par value, of which no shares are presently issued or outstanding and (ii) 100,000,000 shares of common stock, par value $.000001 per share, of which 16,256,560 shares are presently issued and outstanding. All outstanding shares of capital stock of GEM are validly issued, fully paid and nonassessable. There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of GEM that are not disclosed in Exhibit "B."

     (i) GEM has not materially breached any material agreement to which it is a party. GEM has previously given Ultronics copies or access thereto of all material contracts, commitments and/or agreements to which GEM is a party including all relationships or dealings with related parties or affiliates.

     (j) Other than General Environmental Management of Rancho Cordova, LLC and Hazpak Environmental Services, Inc., GEM has no subsidiary corporations except as described in writing and delivered to Ultronics.

     (k) GEM has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Ultronics prior to the Effective Date, during reasonable business hours and on reasonable notice.

     (l) The execution of this Agreement does not materially violate or breach any material agreement or contract to which GEM is a party and has been duly authorized by all appropriate and necessary corporate action and GEM, to the extent required, has obtained all necessary approvals or consents required by any agreement to which GEM is a party.

     (m) All information regarding GEM which has been delivered to Ultronics in connection with the Merger is true, complete and accurate in all material respects.

5. Representations of Ultronics and UAC. Ultronics and UAC hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Effective Date:

     (a) As of the Effective Date, the shares of Ultronics Common Stock, to be issued and delivered to the GEM Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of Ultronics capital stock, fully-paid and nonassessable.

     (b) Ultronics and UAC have the corporate power to enter into this Agreement and to perform their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of Ultronics and UAC. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Ultronics or UAC is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to Ultronics, UAC or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or Bylaws of Ultronics or UAC.

     (c) Ultronics has delivered to GEM a true and complete copy of its (i) Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Commission, and (ii) its report on Form 10-QSB for the period ended September 30, 2004, as filed with the Commission. As of their respective dates, such reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading. The audited financial statements and unaudited interim financial statements included in such reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Ultronics as of the dates thereof and the results of its operations and changes in financial position for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments. UAC has no financial statements because it is newly formed for the purpose of effectuating this Merger and it has no material assets, liabilities, contracts or obligations of any kind. Ultronics has no subsidiaries except for UAC, and UAC has no subsidiaries.

     (d) Since September 30, 2004, there have not been any material adverse changes in the financial condition of Ultronics.

     (e) Neither Ultronics nor UAC is a party to or the subject of any pending litigation, claims, or governmental investigation or proceeding not reflected in the Ultronics financial statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best of their knowledge, threatened or contemplated against or affecting Ultronics, its management or its properties.

     (f) Ultronics and UAC are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

     (g) Ultronics and UAC have filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Ultronics financial statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Neither Ultronics nor UAC is delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     (h) Ultronics' authorized capital stock consists of 25,000,000 shares of common stock, $.001 par value, the latter of which have been designated as Class A Voting Common Stock, of which 6,000,000 shares are presently issued and outstanding. UAC's capitalization consists of 5,000 shares of value common stock, $.001 par value, of which 1,000 shares are outstanding, all of which are owned by Ultronics, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of Ultronics and UAC are validly issued, fully paid and nonassessable. There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Ultronics or UAC.

     (i) The corporate financial records, minute books, and other documents and records of Ultronics and UAC have been made available to GEM prior to the Closing.

     (j) Ultronics has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that Ultronics has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its properties is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Ultronics is subject. Ultronics hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent and the retention of its professional advisors and that it has disclosed to GEM all relationships or dealings with related parties or affiliates.

     (k) All information regarding Ultronics which is set forth herein or otherwise delivered to GEM in connection with the Merger is true, complete and accurate in all material respects.

6. Closing. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than March 15, 2005, unless extended by mutual consent of all parties hereto. The "Effective Date" of the Merger shall be that date on which executed copies of the attached Plan and Articles of Merger are filed in the states of Nevada and Delaware.

7. Conditions Precedent to the Obligations of GEM. All obligations of GEM under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

     (a) The representations and warranties by or on behalf of Ultronics and UAC contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

     (b) Ultronics and UAC shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

     (c) On or before the Closing, the sole director of Ultronics and UAC, and Ultronics as sole stockholder of UAC, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

     (d) On or before the Closing Date, Ultronics and UAC shall have delivered certified copies of resolutions of the sole stockholder and director of UAC and of the sole director of Ultronics approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Ultronics and UAC to comply with the terms of this Agreement including the election of GEM's nominees to the Board of Directors of Ultronics and all matters outlined herein.

     (e) The Merger shall be permitted by applicable state law and Ultronics shall have sufficient shares of its capital stock authorized to complete the Merger.

     (f) At Closing, the sole officer and director of Ultronics shall have resigned in writing from his positions as sole director and officer of Ultronics upon the election and appointment of the GEM nominees.

     (g) At the Closing, all instruments and documents delivered to GEM Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for GEM.

     (h) At the Closing, upon consummation of the Merger, Ultronics shall have the same authorized capital as at present.

     (i) The shares of restricted Ultronics capital stock to be issued to GEM Stockholders at Closing will be validly issued, nonassessable and fully-paid under Nevada corporation law and will be issued in a nonpublic offering and isolated transaction in compliance with all federal, state and applicable securities laws.

     (j) GEM shall have received all necessary and required approvals and consents from required parties and its stockholders.

8. Conditions Precedent to the Obligations of Ultronics and UAC. All obligations of Ultronics and UAC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     (a) The representations and warranties by GEM contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

     (b) GEM shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing;

     (c) GEM shall deliver on behalf of its stockholders (including holders of options, warrants and other convertible securities), a letter commonly known as an "Investment Letter," in substantially the form attached hereto as Exhibit "C", acknowledging that the shares of Ultronics common stock are being acquired for investment purposes.

     (d) On or before the Closing Date, GEM shall have delivered certified copies of resolutions of its stockholders and directors approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable GEM to comply with the terms of this Agreement.

     (e) At the Closing, all instruments and documents delivered to Ultronics and UAC pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Ultronics.

     (f) Immediately prior to the consummation of the Merger, Ultronics shall have the same authorized capital as at present.

     (g) Ultronics and UAC shall have received all necessary and required approvals and consents from required parties.

9. Indemnification. For a period of two years from the Closing, Ultronics and UAC agree to jointly and severally indemnify and hold harmless GEM, and GEM agrees to indemnify and hold harmless Ultronics and UAC, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorneys' fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

10. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for two years from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. Documents at Closing. At the Closing, the following documents shall be delivered:

     (a) GEM will deliver, or will cause to be delivered, to Ultronics the following:

          (i) a certificate executed by the CEO and Secretary of GEM to the effect that all representations and warranties made by GEM under this Agreement are true and correct as of the Closing, the same as though originally given to Ultronics or UAC on said date;

          (ii) a certificate from the state of GEM's incorporation dated at or about the Closing to the effect that GEM is in good standing under the laws of said state;

          (iii) certified copies of resolutions adopted by GEM's Board of Directors and stockholders authorizing the Merger and all related matters;

          (iv)  Investment  Letters in the form  attached  hereto as Exhibit "C"
     executed  by  each  historical  GEM  Stockholder   (including   holders  of
     outstanding options, warrants and other convertible securities);

          (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

          (vi) executed copies of the Plan and Articles of Merger for filing; and certified copies of resolutions by the stockholders and directors of GEM authorizing this transaction; and

          (vii) all other items, the delivery of which is a condition precedent to the obligations of Ultronics and UAC, as set forth herein.

     (b) Ultronics and UAC will deliver or cause to be delivered to GEM:

          (i) stock certificates representing those securities of Ultronics to be issued as a part of the exchange as described in Section 2 hereof;

          (ii) a certificate of the President/Secretary of Ultronics and UAC, respectively, to the effect that all representations and warranties of Ultronics and UAC made under this Agreement are true and correct as of the Closing, the same as though originally given to GEM on said date;

          (iii) certified copies of resolutions adopted by Ultronics' and UAC's Board of Directors and UAC's stockholders authorizing the Merger and all related matters;

          (iv) certificates from the jurisdiction of incorporation of Ultronics and UAC dated at or about the Closing Date that each of said companies are in good standing under the laws of said state;

          (v) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

          (vi) resignation of the sole officer and director of Ultronics and UAC; and

          (vii) all other items, the delivery of which is a condition precedent to the obligations of GEM, as set forth in herein.

12. Finder's Fees. Ultronics and UAC, jointly and severally, represent and warrant to GEM, and GEM represents and warrants to each of Ultronics and UAC, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, Ultronics and UAC, jointly and severally, on the one hand, and GEM on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

13. Miscellaneous.

     (a) Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     (c) Termination. All obligations hereunder may be terminated at the discretion of either party's Board of Directors if (i) the closing conditions specified in Sections 7 and 8 are not met by March 15, 2005, unless unanimously extended, or (ii) any of the representations and warranties made herein have been materially breached.

     (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

     (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

     (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (h) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

     (i) Entire Agreement. This Agreement and the attached Exhibits is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

     (j) Time. Time is of the essence.

     (k)  Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
unenforceable the balance of the Agreement shall remain in full force and effect.

     (l) Responsibility and Costs. If the Merger is consummated, all fees, expenses and out-of-pocket costs and expenses shall be borne by GEM. If the Merger is terminated prior to the Effective Date all fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be bome solely and entirely by the party that has incurred such costs and expenses unless such party has agreed otherwise with any such person.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

GENERAL ENVIRONMENTAL MANAGEMENT, INC.         ULTRONICS CORPORATION


By  /s/ Timothy J. Koziol
      Timothy J. Koziol, Chairman and CEO      By  /s/ Reed Jensen
                                                   ---------------
                                                     Reed Jensen, President

                        ULTRONICS ACQUISITION CORPORATION


                                               By /s/ Reed Jensen
                                                     Reed Jensen, President

                                  Schedule 4(e)



         Lawsuit filed by Teris, LLC in respect to a trade dispute in the ordinary course of business. The amount in dispute in such lawsuit will not exceed $300,000.

                                    EXHIBIT A

                    PLAN, ARTICLES AND CERTIFICATE OF MERGER
                                       OF
                        ULTRONICS ACQUISITION CORPORATION
                              A NEVADA CORPORATION
                                      INTO
                     GENERAL ENVIRONMENTAL MANAGEMENT, INC.
                             A DELAWARE CORPORATION

THE UNDERSIGNED CORPORATIONS DO HEREBY CERTIFY:

         FIRST: That the name and state of incorporation of each of the constituent corporations (the "Constituent Corporations") of the merger is as follows:

                            Name                    State of Incorporation
Ultronics Acquisition Corporation                           Nevada
General Environmental Management, Inc.                     Delaware

         SECOND: That an agreement and plan of merger between the parties to the merger has been approved and adopted, by each of the Constituent Corporations in accordance with the requirements of Nevada and Delaware law and that upon filing this document with the Nevada Secretary of State and the Delaware Secretary of State, the merger shall be effective (the "Effective Date").

         THIRD: The name of the surviving corporation of the merger is General Environmental Management, Inc. ("GEM" or the "Surviving Corporation"), a Delaware corporation.

         FOURTH: Ultronics Acquisition Corporation ("UAC") is a wholly-owned subsidiary of Ultronics Corporation ("Ultronics"), a Nevada corporation. In the Merger of UAC into GEM, the outstanding securities of UAC will be converted into outstanding securities of Ultronics as set forth below. UAC and GEM are sometimes referred to herein as the "Constituent Corporations."

         FIFTH: The terms and conditions of the merger and the manner and basis of converting the shares of the Constituent Corporations is as follows:

         (a)      Corporate Existence

                  (1) At the Effective Date, the Surviving Corporation shall continue its corporate existence as a Delaware corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;
(ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                  (2) At the Effective Date, (i) the Articles of Incorporation and the Bylaws of GEM, as existing immediately prior to the Effective Date, shall be and become the Articles of Incorporation and Bylaws of the Surviving Corporation; (ii) the members of the Board of Directors of GEM holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the surviving corporation, such vacancy may thereafter be filled in a manner provided by law and the by-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving corporation shall otherwise determine, all persons who hold offices of GEM at the Effective Date shall hold the same offices of the surviving Corporation.

         (b)      Conversion of Securities.

                  As of the Effective Date and without any action on the part of Ultronics, UAC, GEM or the holders of any of the securities of any of these corporations each of the following shall occur:

                  (1) Each share of GEM Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one share of Ultronics Class A Voting Common Stock (the "Ultronics Common Stock"). All such shares of GEM common stock (the "GEM Common Stock") shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive certificates evidencing such number of shares of Ultronics Common Stock into which such shares of GEM Common Stock were converted. The holders of such certificates previously evidencing shares of GEM Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of GEM Common Stock except as otherwise provided herein or by law;

                  (2) Any shares of GEM Common Stock held in the treasury of GEM immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                  (3) Each share of capital stock of UAC issued and outstanding immediately prior to the Effective Date shall be converted into one share of common stock of the Surviving Corporation and thereafter each stock certificate of UAC shall evidence ownership of shares of common stock of the Surviving Corporation;

                  (4) All other securities convertible into or exercisable for shares of GEM Common Stock, including but not limited to stock options and warrants and issued by GEM prior to the Effective Date shall become, without further action, convertible into or exercisable for the same number of shares of Ultronics Common Stock.

         SIXTH: GEM has 16,256,560 shares of common stock outstanding, of which ____________ shares voted in favor of the merger and _________ shares voted against the merger. UAC has 1,000 shares of common stock outstanding all of which were voted in favor of the merger. The number of votes cast for the Plan of Merger by each group was sufficient under applicable law for approval by that voting group.

         SEVENTH: A copy of the agreement and plan of merger is on file at the principal business offices of GEM, located at 3191 Temple Avenue, Suite 250, Pomona, CA 91768. A copy of the agreement and plan of merger will be furnished by GEM, on request and without cost, to any stockholder of the Constituent Corporations.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

GENERAL ENVIRONMENTAL MANAGEMENT, INC.         ULTRONICS ACQUISITION CORPORATION


By _____________________________                By _____________________________
Its: Timothy J. Koziol,
     Chief Executive Officer                       Reed Jensen, President

                                    EXHIBIT B

                      (GEM STOCKHOLDERS/ASSUMED SECURITIES)

[TO BE COMPLETED]

                                    EXHIBIT C

                                INVESTMENT LETTER
-------------------------------------------------------------------------------

         In connection with the Agreement and Plan of Merger dated December 23, 2004 (the "Agreement"), between Ultronics Corporation ("Ultronics"), Ultronics Acquisition Corporation ("UAC") and General Environmental Management, Inc. ("GEM"), the undersigned hereby represents and warrants as follows:


                  (a) The undersigned's representations in this letter are complete and accurate to the best of the undersigned's knowledge, and Ultronics, UAC and GEM may rely upon them.

                  (b) The undersigned is able to bear the economic risk of an investment in the Ultronics common stock (the "Securities") for an indefinite period of time, can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for the undersigned's current needs and possible future contingencies. Additionally, the undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the share exchange described in the Agreement will not cause such overall commitment to become excessive.

                  (c) The undersigned acknowledges that the Securities are restricted securities. None of the Securities are registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities laws, and the Securities must be held indefinitely unless a transfer of such Securities is subsequently registered under the Securities Act or an exemption from such registration is available. Ultronics is under no obligation to register the Securities. The undersigned understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. The undersigned acknowledges that the undersigned is familiar with Rule 144 of the rules and regulations promulgated pursuant to the Securities Act ("Rule 144"), and that the undersigned has been advised that Rule 144 permits resales only under certain circumstances. The undersigned understands that to the extent that Rule 144 is not available, it will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement. Finally, the undersigned acknowledges that a new holding period under Rule 144 will begin upon the acquisition of the Securities issued in connection with the Agreement.

                  (d) The Securities are being acquired for the undersigned's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The undersigned is aware that there are substantial restrictions on the transferability of the Securities.

                  (e) The undersigned has had access to any and all information concerning Ultronics that the undersigned and the undersigned's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, the undersigned has had access to the Ultronics Financial Statements and to the Securities and Exchange Commission filings referenced in Section 5(c) of the Agreement. In making the decisions relating hereto, the undersigned and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from an investment in Ultronics will depend upon the individual circumstances of the undersigned. The undersigned further understands that no opinion is being given as to any securities or tax matters involving the transactions contemplated by the Agreement.

                  (f) All of the representations and warranties of the undersigned contained herein and all information furnished by the undersigned to Ultronics are true, correct and complete in all respects, and the undersigned agrees to notify Ultronics immediately of any change in any representation, warranty or other information set forth herein.


                  (g) The undersigned also understands and agrees that stop transfer instructions relating to the Securities will be placed in Ultronics' stock transfer ledger, and that the Securities sold will bear legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

                  (h) The undersigned knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The undersigned has the capacity to protect the undersigned's own interest in connection with this transaction or has a pre-existing personal or business relationship with Ultronics or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) The Securities offered hereby were not offered to the undersigned by way of general solicitation or general advertising and at no time was the undersigned presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (k) If initialed below, the undersigned represents that the undersigned is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

 _____ 1. I had individual income (exclusive of any income attributable to my spouse) in excess of Initial $200,000 in each of the most recent two years and I reasonably expect to have an individual Here income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

 _____ 2. I have an individual net worth, or my spouse and I have a combined individual net worth, in Initial excess of $1,000,000. For purposes of this Agreement, "individual net worth" means the excess Here of total assets at fair market value, including home and personal property, over total liabilities.

 _____ 3. I am qualified as an "accredited investor" pursuant to Rule 501(a) of Regulation D of the 1933 Act for the following reason:
Initial
Here          _________________________________________________________________
              -----------------------------------------------------------------

FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):


 _____ 1. The undersigned hereby certifies that the Partnership or Corporation that he/she represents Initial possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of Here acquiring the securities offered by Ultronics.

 _____ 2. The undersigned hereby certifies personally, and on behalf of the Partnership or Corporation Initial that he/she represents, that all of the beneficial owners of equity qualify individually as Here accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

 _____ 1. The undersigned hereby certifies that the trust which he/she Initial represents possesses total assets in excess of $5,000,000 and was Here not formed for the specific purpose of acquiring the securities offered by Ultronics, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

 _____ 2. The undersigned hereby certifies personally, and on behalf Initial of the trust that he/sherepresents, that such trust is a revocable Here trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

 _____    1.   The undersigned  hereby acknowledges that he/she is acting as an
 Initial  agent or trustee for the following person or entity:
 Here

 _____    2.   The undersigned hereby agrees to provide to Ultronics,  upon
 Initial  Ultronic's  request,  the following documents:
 Here

                    (a) a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or

                    (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement and this letter.

         The representations and warranties contained herein shall survive the closing of the transaction described in the Agreement. The undersigned may also be asked to complete an Investor Questionnaire in connection with the undersigned's status as an accredited investor.




Date: ________________     _____________________________



                           -----------------------------
                                  (print name)